UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  May 15, 2004


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
--------------------------------------------------------------------
(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

An amendement is being filed because the 8K for the May 15, 2004 distribution had the incorrect monthly distribution report attached. The March 2004 distribution report was filed in lieu of the May 2004 report. The May 2004 report is included herewith.




ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                  Description

           EX-99.1 Monthly report distributed to holders of GS Auto Loan Trust 2004-1 relating to the May
                                           15, 2004 distribution




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     GS AUTO LOAN TRUST 2004-1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   5/21/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the May 15, 2004 distribution






                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            5/14/04
Distribution Date:      5/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529




                                              Distribution Summary



DISTRIBUTION IN DOLLARS
        ORIGINAL        BEGINNING                                                                               ENDING
        FACE            PRINCIPAL                                                       UNPAID      UNPAID      PRINCIPAL
CLASS   VALUE            BALANCE        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL   INTEREST    BALANCE

A-1     336,137,000.00  243,898,733.09  45,627,469.02   240,646.75      45,868,115.77   0.00        0.00        198,271,264.06
A-2     297,914,000.00  297,914,000.00           0.00   372,392.50      372,392.50      0.00        0.00        297,914,000.00
A-3     314,944,000.00  314,944,000.00           0.00   559,025.60      559,025.60      0.00        0.00        314,944,000.00
A-4     224,081,000.00  224,081,000.00           0.00   494,845.54      494,845.54      0.00        0.00        224,081,000.00
B        56,587,000.00   56,587,000.00           0.00   101,385.04      101,385.04      0.00        0.00         56,587,000.00
C        26,704,000.00   26,704,000.00           0.00    59,638.93       59,638.93      0.00        0.00         26,704,000.00
D        29,248,000.00   29,248,000.00           0.00   121,866.67      121,866.67      0.00        0.00         29,248,000.00
Cert              0.00            0.00           0.00         0.00            0.00      0.00        0.00                  0.00


FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                   INTEREST RATES

                        BEGINNING                                                       ENDING                  Interest
CLASS   CUSIP           PRINCIPAL       PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       Class   Rate

A-1     36292RAJ10        725.59323457  135.74069211    0.71591866      136.45661077    589.85254246    A-1     1.11%
A-2     36292RAK7       1,000.00000000    0.00000000    1.25000000        1.25000000    1,000.00000000  A-2     1.50%
A-3     36292RAL5       1,000.00000000    0.00000000    1.77500000        1.77500000    1,000.00000000  A-3     2.13%
A-4     36292RAM3       1,000.00000000    0.00000000    2.20833333        2.20833333    1,000.00000000  A-4     2.65%
B       36292RAN1       1,000.00000000    0.00000000    1.79166667        1.79166667    1,000.00000000  B       2.15%
C       36292RAP6       1,000.00000000    0.00000000    2.23333333        2.23333333    1,000.00000000  C       2.68%
D       36292RAQ4       1,000.00000000    0.00000000    4.16666667        4.16666667    1,000.00000000  D       5.00%



        Collections received with respect to the receivables
                Payments Collected Attributed to Principal                            $23,725,854.60
                Accounts Paid in Full                                                  18,190,079.14
                Liquidated Receivables (including Cram-downs)                             412,079.45
                Repurchased Receivables                                                    37,760.62
                        Available Principal                                            42,365,773.81

                Payments Collected Attributed to Interest                               6,452,185.38
                        Total Available Funds                                          48,817,959.19

        Other Pool Balance Reductions
                Small Balance write offs                                                      350.36
                Other Principal Reductions                                                      0.00



        Principal Allocations
                Regular Principal Allocation                                            25,600,193.94
                Regular Principal Allocation per $1,000 original principal balance        19.91279966
                First Allocation of Principal                                                    0.00
                First Allocation of Principal per $1,000 original principal balance        0.00000000
                Second Allocation of Principal                                                   0.00
                Second Allocation of Principal per $1,000 original principal balance       0.00000000
                Third Allocation of Principal                                           20,027,275.09
                Third Allocation of Principal per $1,000 original principal balance       15.57797248

                Pool Balance and Pool Factor
                Beginning Pool Balance                                               1,186,807,304.05
                Beginning Pool Factor                                                     0.933297468
                Ending Pool Balance                                                  1,144,101,458.00
                Ending Pool Factor                                                        0.899713871

                Principal Payment Amounts
                Class A-1 Principal Payment Amount                                      45,627,469.02
                 increase / (decrease) in Class A-1 unpaid principal                             0.00
                Class A-1 previously due and unpaid principal                                    0.00

                Class A-2 Principal Payment Amount                                               0.00
                 increase / (decrease) in Class A-2 unpaid principal                             0.00
                Class A-2 previously due and unpaid principal                                    0.00

                Class A-3 Principal Payment Amount                                               0.00
                 increase / (decrease) in Class A-3 unpaid principal                             0.00
                Class A-3 previously due and unpaid principal                                    0.00

                Class A-4 Principal Payment Amount                                               0.00
                 increase / (decrease) in Class A-4 unpaid principal                             0.00
                Class A-4 previously due and unpaid principal                                    0.00

                Class B Principal Payment Amount                                                 0.00
                 increase / (decrease) in Class B unpaid principal                               0.00
                Class B previously due and unpaid principal                                      0.00

                Class C Principal Payment Amount                                                 0.00
                 increase / (decrease) in Class C unpaid principal                               0.00
                Class C previously due and unpaid principal                                      0.00

                Class D Principal Payment Amount                                                 0.00
                 increase / (decrease) in Class D unpaid principal                               0.00
                Class D previously due and unpaid principal                                      0.00

                Certificate Distribution Amount                                                  0.00



                Interest Payment Amounts
                Class A-1 Interest Payment Amount                                           240,646.75
                 increase / (decrease) in Class A-1 unpaid interest                               0.00
                Class A-1 previously due and unpaid interest                                      0.00

                Class A-2 Interest Payment Amount                                           372,392.50
                 increase / (decrease) in Class A-2 unpaid interest                               0.00
                Class A-2 previously due and unpaid interest                                      0.00

                Class A-3 Interest Payment Amount                                           559,025.60
                 increase / (decrease) in Class A-3 unpaid principal                              0.00
                Class A-3 previously due and unpaid interest                                      0.00

                Class A-4 Interest Payment Amount                                           494,845.54
                 increase / (decrease) in Class A-4 unpaid interest                               0.00
                Class A-4 previously due and unpaid interest                                      0.00

                Class B Interest Payment Amount                                             101,385.04
                 increase / (decrease) in Class B unpaid principal                                0.00
                Class B previously due and unpaid interest                                        0.00

                Class C Interest Payment Amount                                              59,638.93
                 increase / (decrease) in Class C unpaid interest                                 0.00
                Class C previously due and unpaid interest                                        0.00

                Class D Interest Payment Amount                                             121,866.67
                 increase / (decrease) in Class D unpaid interest                                 0.00
                Class D previously due and unpaid interest                                        0.00

                Certificates                                            n/a


        Fees Paid
                Net Servicing Fee                                                           1 9,780.12
                Amount Net Servicing Fee not paid                                                 0.00
                Repayment of prior unpaid Net Servicing Fees                                      0.00
                Net Servicing Fee paid to Servicer                                           19,780.12
                Net Servicing Fee per $1,000 original principal balance                    0.015554958

                cumulative balance of unpaid Net Servicing Fee                                    0.00

                Receivables Servicer Supplement Payment Amount
                  Ford Credit                                                               274,568.49
                  Huntington                                                                714,437.60
                    Total Receivables Servicer Supplement Payment Amount                    989,006.09
                    Total Receivables Servicer Supplement Payment Amount
                    per $1,000 original principal balance                                  0.777747890

                Reimbursement of Servicing Advances                                            5397.96
                Reimbursement of Servicing Advances
                    per $1,000 original principal balance                                  0.004244920

                Reimbursement of Prior Month Interest Advances                              225,671.63
                Reimbursement of Prior Month Interest Advances
                    per $1,000 original principal balance                                  0.177466687

                Owner Trustee Fee                                                               833.33
                Owner Trustee Fee per $1,000 original principal balance                    0.000655328

                Indenture Trustee Fee                                                             0.00
                Indenture Trustee Fee per $1,000 original principal balance                0.000000000

        Total Distributions                                                             4 8,817,959.19


        Current Period Losses
                Realized Losses                                                             345,769.06
                Cram Down Losses                                                                  0.00

        Current Period Liquidated or Purchased Receivables
                Purchase Amount of Receivables repurchased                                   37,760.62

                Liquidated Receivables                                                      752,450.55



        Delinquency Information

                Group Totals
                                        Principal
                Period          Number  Balance         Percentage
                30 - 59 days    429     6,493,955.56    0.57%
                60 - 89 days    93      1,592,997.29    0.14%
                90 + days       49      830,345.49      0.07%
                Totals          571     8,917,298.34    0.78%

        Repossession Information (Total Inventory)
                Number of Receivables as to which vehicles have been Repossessed                    74
                Balance of Receivables as to which vehicles have been Repossessed         1,196,564.46

        Extension Information
                Number of Extensions Granted                                                     1,461
                Principal Balance of Receivables to which Extensions were Granted        23,386,063.84

        Overcollateralization Amounts
                  Beginning Target Overcollateralization Level                           23,736,146.08
                  Ending Target Overcollateralization Level                              22,882,029.16


        Three-Month Annualized Net Loss Ratio                                                    0.17%

        Cumulative Net Loss Ratio                                                                0.04%

        Annualized Net Loss Ratio                                                                0.33%

        WAC                                                                                       6.36

        WAM                                                                                      48.96



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